UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 11, 2004


                                  MERISEL, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   0-17156                    95-4172359
(State or Other Jurisdiction    Commission File             (I.R.S. Employer
       of Incorporation)            Number)                Identification No.)


          200 Continental Boulevard, El Segundo, California 90245-0948
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 615-3080
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
       (Registrant's Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240. 14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Prinicipal Officers

On October 11, 2004, the Company's Board of Directors  ("Board")  elected Ronald
P. Badie to fill a vacancy in Class III of the Board. Mr. Badie was also selected to serve as a member of the Board's Audit Committee. Mr. Badie has 35 years of banking experience and is currently a director and member of the audit committee of Integrated Electrical Services, Inc, a director of Amphenol, Inc., and a director and chairman of the audit committee of Global Motorsports, Inc.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 MERISEL, INC.


                                    /s/Timothy N. Jenson
                                By: -----------------------------------
                                    TIMOTHY N. JENSON
                                    Chief Executive Officer and President


Date:    October 15, 2004